SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): May 22, 1998

                             THE GRAND UNION COMPANY
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              (Exact Name of Registrant as Specified in its Charter

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  0-26602                             22-1518276
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    (Commission File Number)              (I.R.S. Employer Identification No.)

     201 Willowbrook Boulevard
      Wayne, New Jersey                                    07470
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (973) 890-6000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           OTHER EVENTS.

         On May 22, 1998, The Grand Union Company (the "Company") commenced the solicitation of consents of its Senior Noteholders and preferred shareholders to the proposed Plan of Reorganization of the Company (the "Plan") under chapter 11 of title 11, United States Code (the "Bankruptcy Code"). Assuming receipt of the required consents, the Company intends to commence a voluntary prepackaged chapter 11 bankruptcy on or about June 24, 1998. The Plan is attached as Exhibit 1 to the Disclosure Statement, dated May 22, 1998, being filed herewith.

         Votes on the Plan are being solicited pursuant to the Disclosure Statement under section 1126(b) of the Bankruptcy Code, before commencement by the Company of a chapter 11 case. Also filed herewith is a copy of the Company's Press Release, dated May 26, 1998, announcing the commencement of the solicitation and describing briefly the terms of the Plan.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                   2.1 Disclosure Statement, dated May 22, 1998 (including Plan of Reorganization attached as Exhibit 1 thereto).

                  99.1     Press Release, dated May 26, 1998.



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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE GRAND UNION COMPANY



Dated: May 27, 1998                      By: /s/ Jeffrey P. Freimark
                                            ------------------------
                                          Name:  Jeffrey P. Freimark
                                          Title: Executive Vice President
                                                 and Chief Financial Officer



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

                                  EXHIBIT INDEX


                           Exhibit
                           -------

 2.1 Disclosure Statement, dated May 22, 1998 (including Plan of Reorganization attached as Exhibit 1 thereto).

99.1     Press Release, dated May 26, 1998



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